UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 12, 2015

Navient Funding, LLC

(Exact name of Depositor as specified in its charter)

Navient Solutions, Inc.

(Exact name of Sponsor as specified in its charter)

Delaware	333-190926	04-3480392
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2001 Edmund Halley Drive V2053 Reston, VA 20191
(Address of principal executive offices)

Issuer’s telephone number, including area code: 703 984-5858

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTES

On May 12, 2015, Navient Funding, LLC (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) under Item 9.01. This Form 8-K/A amends the Original Form 8-K and is being filed to correct production typographical errors on Exhibit 106.1. Those production typographical errors occurred in the row related to issue 2012-2 on page 35, the row related to issue 2014-1N on page 41 and the row related to issue 2013-5 on page 47. Attached is a correct version of Exhibit 106.1.

Item 6.06    ABS Informational and Computational Material.

As required by Item 1105 of Regulation AB, information concerning the static pool data of previous similar loan securitizations of Navient Solutions, Inc., as sponsor, are attached hereto as Exhibits 106.1 and 106.2. We caution you that the pool of trust student loans in your trust may not perform in a similar manner to the student loans in other trusts.

Item 9.01    Financial Statements and Exhibits.

106.1    Static Pool Information: FFELP - Non-Consolidation

106.2    Static Pool Information: FFELP - Consolidation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVIENT FUNDING, LLC

By:	/S/ MARK D. REIN
Name: Mark D. Rein
Title: Vice President

Dated: May 14, 2015